                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


Date of Report (Date of earliest event reported)            June 6, 2001


                           Commission File #0-18018



                             AEROVOX INCORPORATED
            (Exact name of registrant as specified in its charter)


          Delaware                                            76-0254329
-------------------------------                               ----------
(State or other jurisdiction of                            (I.R.S.Employer
incorporation or organization)                           Identification No.)



167 John Vertente Boulevard, New Bedford, MA                     02745
--------------------------------------------                     -----
(Address of principal executive offices)                      (Zip Code)

                                (508) 994-9661
                                --------------
                         Registrant's telephone number

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On June 6, 2001, Aerovox Incorporated ("the Company") filed a voluntary petition for bankruptcy protection, on behalf of its U.S. operation, under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Massachusetts, Eastern Division. The Company's two foreign subsidiaries, BHC Aerovox Ltd., in Weymouth, England and Aerovox de Mexico, located in Juarez and Mexico City, Mexico, have not filed petitions for bankruptcy.

The Company is currently operating as a debtor-in-possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code. Business operations will continue to be managed by the Company's directors and officers, subject to the supervision of the Bankruptcy Court.

A copy of the press release issued by the Company on June 7, 2001 in connection with the announcement is attached hereto as Exhibit 99.1.

ITEM 5. OTHER EVENTS

On June 7, 2001 the Company received notice from Nasdaq that trading of the Company's securities had been halted pending the receipt and review of additional information requested by the exchange. Nasdaq has notified the Company that this information must be provided by June 21, 2001 or its securities will be delisted in accordance with Marketplace Rule 4330(a).

ITEM 7. EXHIBITS
(a) Financial statements of business acquired. Not applicable.
(b) Pro forma financial information. Not applicable.
(c) Exhibits.

    EXHIBIT NO.                Description
-------------------  --------------------------------------------------------
       99.1          Press release dated June 7, 2001

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorize;



                                   AEROVOX INCORPORATED


DATE    June 13, 2001              BY /S/ F. RANDAL HUNT
                                   ---------------------
                                   F. Randal Hunt
                                   Senior Vice President and Chief
                                   Financial Officer

                                       2